UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 11, 2005
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                                 Date of Report


                           Cyber Defense Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Florida                             333-46424                   55-0876130
------------------------        ---------------------        -------------------
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               file number)                 Identification No.)


10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                           33716
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(Address of Principal Executive Offices)                        (Zip Code)

                                (727) 577 - 0873
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              (Registrant's Telephone Number, Including Area Code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act [(17 CFR 240.14d-2(b)]

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act [(17 CFR 240.13e-4(c)].

ITEM 2.02 Results of Operation and Financial Condition


     Previous to the filing of this Form 8-K, that is to say, on February 28, 2005, Cyber Defense Systems, Inc. (the "Registrant" or "Cyber Defense") executed a convertible promissory note (the "Theismann Note") in favor of Mr. Joseph Theismann in the amount of $117,000.00. The Theismann Note evidences debt originally incurred by Cyber Defense beginning in December of 2004. The Theismann Note provides that the debt may be repaid by the issuance of shares (Restricted) of Cyber Defense's Class A Common Stock.

     Cyber Defense has now been notified that, pursuant to the conversion features of the Theismann Note, Mr. Theismann has elected to be, and his Note has been, repaid by the issuance of 100,000 shares of Cyber Defense's Class A Common Stock (Restricted) to him.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Cyber Defense Systems, Inc.


By:  /s/ William C. Robinson
---------------------------------
Name:    William C. Robinson
Title:   Chief Executive Officer


Dated: March 11, 2004